UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): January 1, 2014

Sequoia Mortgage Trust 2010-H1

(Exact name of issuing entity as specified in its charter)

Sequoia Residential Funding, Inc.

(Exact name of depositor as specified in its charter)

RWT Holdings, Inc.

(Exact name of sponsor(s) as specified in its charter)

New York

(State or other jurisdiction of Incorporation)

333-159791-02

(Commission File Number)

38-3813659

38-3813660

(IRS Employer Identification No.)

c/o Citibank, N.A. 388 Greenwich Street, 14th Floor New York, New York	10013
(Address of principal executive offices)	(Zip Code)

Telephone number, including area code: (212) 816-5693

c/o Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland                    21045

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

Effective January 1, 2014, the Pooling Agreement, dated as of April 1, 2010 (the “Original Pooling Agreement”), by and among SEQUOIA RESIDENTIAL FUNDING, INC., as depositor and WELLS FARGO BANK, N.A. (“Wells Fargo”), as trustee was amended and restated by the parties thereto (such amended and restated Original Pooling Agreement, the “A&R Pooling Agreement”). Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the A&R Pooling Agreement.

Under the Original Pooling Agreement, there was no separate securities administrator and the Trustee acted as Authenticating Agent, Certificate Registrar and Paying Agent. The Original Pooling Agreement was amended and restated to reflect (a) the resignation by Wells Fargo as Certificate Registrar, Paying Agent and Authenticating Agent, (b) the appointment of CITIBANK, N.A. (“Citibank”) as successor Certificate Registrar, successor Paying Agent and successor Authenticating Agent, and (c) the appointment of Citibank as Securities Administrator and the assignment by Wells Fargo of certain of its obligations as Trustee under the Original Pooling Agreement to Citibank as Securities Administrator. The A&R Pooling Agreement provides that Citibank as the Securities Administrator will maintain the Distribution Account. Commencing on January 1, 2014, Citibank will act as Securities Administrator under the A&R Pooling Agreement, and will also act in the related capacities of Authenticating Agent, Certificate Registrar and Paying Agent. A clean copy of the A&R Pooling Agreement is attached hereto as exhibit 20.1 and a redline copy of the A&R Pooling Agreement marked against the Original Pooling Agreement is attached hereto as exhibit 20.2.

Item 6.02 – Change of Servicer or Trustee.

General. Effective January 1, 2014, Wells Fargo resigned from its role as Certificate Registrar, Paying Agent and Authenticating Agent, and Citibank was appointed as successor Certificate Registrar, successor Paying Agent, successor Authenticating Agent, and Securities Administrator. While Wells Fargo has retained the roles of Trustee and Custodian, certain of its obligations as Trustee under the Original Pooling Agreement were assigned to Citibank as Securities Administrator. Wells Fargo’s decision to resign from these capacities and assign certain of its Trustee obligations to Citibank was based on an internal business decision to stop offering bond administration on public offerings of residential mortgage-backed securities.

1108(b) and (c) Disclosure. The Securities Administrator and successor Paying Agent is Citibank, N.A., a national banking association and wholly owned subsidiary of Citigroup Inc., a Delaware corporation. Citibank, N.A. performs as trustee through the Agency and Trust line of business, which is part of the Global Transaction Services division. Citibank, N.A. has primary corporate trust offices located in both New York and London. Citibank, N.A. is a leading provider of corporate trust services offering a full range of agency, fiduciary, tender and exchange, depositary and escrow services. As of the end of the third quarter of 2013, Citibank’s Agency and Trust group manages in excess of $4.6 trillion in fixed income and equity investments on behalf of approximately 2,500 corporations worldwide. Since 1987, Citibank Agency and Trust has provided trustee services for asset-backed securities containing pool assets consisting of airplane leases, auto loans and leases, boat loans, commercial loans, commodities, credit cards, durable goods, equipment leases, foreign securities, funding agreement backed note programs, truck loans, utilities, student loans and commercial and residential mortgages. As of the end of the third quarter of 2013, Citibank, N.A. acts as trustee and/or paying agent for approximately 494 various residential mortgage-backed transactions.

1108(d) Disclosure. Wells Fargo, as Trustee and predecessor Paying Agent, Citibank, as Securities Administrator and successor Paying Agent, and the Depositor followed the provisions set forth in the Original Pooling Agreement applicable to the (a) resignation of Wells Fargo as Certificate Registrar, Paying Agent and Authenticating Agent, (b) appointment of Citibank as successor Certificate Registrar, successor Paying Agent, successor Authenticating Agent and Securities Administrator, and (c) assignment by Wells Fargo of certain of its obligations as Trustee under the Original Pooling Agreement to Citibank as Securities Administrator. Such provisions were not changed in the A&R Pooling Agreement. Citibank’s fees as Securities Administrator, successor Certificate Registrar, successor Paying Agent and successor Authenticating Agent under the A&R Pooling Agreement, which fees are defined as the Securities Administrator Fee in the A&R Pooling Agreement, were taken from the fees Wells Fargo received for serving as Trustee, Certificate Registrar, Paying Agent and Authenticating Agent under the Original Pooling Agreement, which fees were defined as the Trustee Fee under the Original Pooling Agreement. The sum of the Securities Administrator Fee and the Trustee Fee under the A&R Pooling Agreement equals the Trustee Fee under the Original Pooling Agreement. The A&R Pooling Agreement provides that Citibank as the Securities Administrator will maintain the Distribution Account. The fees and expenses related to the resignation of Wells Fargo, the appointment of Citibank and the amendment and restatement of the Original Pooling Agreement were paid by Wells Fargo. The trust fund established pursuant to the Original Pooling Agreement did not bear any expense or fee related to such resignation, appointment and amendment and restatement.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits:

20.1	Amended and Restated Pooling Agreement dated as of January 1, 2014 (the “A&R Pooling Agreement”) by and among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as trustee, and Citibank, N.A., as securities administrator.

20.2	Redline of the A&R Pooling Agreement marked against the Original Pooling Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequoia Residential Funding, Inc.
(Depositor)

/s/ John Isbrandtsen
John Isbrandtsen, Chairman of the Board and
Chief Executive Officer

Date: January 6, 2014

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 20.1	Amended and Restated Pooling Agreement dated as of January 1, 2014 (the “A&R Pooling Agreement”) by and among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as trustee, and Citibank, N.A., as securities administrator.

Exhibit 20.2	Redline of the A&R Pooling Agreement marked against the Original Pooling Agreement.

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